                                                                    EXHIBIT 24.1


                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                            /s/ Reidar Michaelsen
                                            ------------------------------------
                                            Reidar Michaelsen
                                            Chairman of the Board,
                                            Chief Executive Officer and Director

                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                                  /s/  Michael S. Mathews
                                                  -----------------------------
                                                  Michael S. Mathews
                                                  Director

                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                                           /s/    Bjarte Bruheim
                                                           ---------------------
                                                           Bjarte Bruheim
                                                           Director

                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                                  /s/    Jens Gerhard Heiberg
                                                  ------------------------------
                                                  Jens Gerhard Heiberg
                                                  Director

                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                                             /s/  Mark G. Frantz
                                                             -------------------
                                                             Mark G. Frantz
                                                             Director

                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                                         /s/    John R. Milligan
                                                         -----------------------
                                                         John R. Milligan
                                                         Director

                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                                       /s/    Jan Aage Strand
                                                       -------------------------
                                                       Jan Aage Strand
                                                       Director

                           PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY


     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form F-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the registration of securities of the Company and of one or more business trusts sponsored by the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company and such trusts pursuant to Rule 415 of the Securities Act;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint J. Christopher Boswell, Sam R. Morrow, William E. Harlan and Knut Haavardsen, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto, and to file the same or cause the same to be filed with the Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of November, 1999.



                                                       /s/  Endre Ording Sund
                                                       -------------------------
                                                       Endre Ording Sund
                                                       Director